UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 10, 2008

Loral Space & Communications Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14180	87-0748324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Third Avenue, New York, New York		10016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 697-1105

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

As disclosed in the Quarterly Report on Form 10-Q of Loral Space & Communications Inc. ("Loral" or the "Company") for the quarter ended September 30, 2008, on November 10, 2008, the Court of Chancery of the State of Delaware (the "Court") issued an Implementing Order (the "Implementing Order") in the In re: Loral Space & Communications Consolidated Litigation. A copy of the Implementing Order is attached hereto as Exhibit 99.1.

Pursuant to the Implementing Order, the Court directed that Loral file an Amended and Restated Certificate of Incorporation, in the form attached as Exhibit A to the Implementing Order and attached hereto as Exhibit 99.2 (the "New Charter") with the Secretary of State of the State of Delaware (the "Secretary of State") within five (5) business days of the effective date of the Implementing Order. Upon acceptance by the Secretary of State of the filing of the New Charter, the New Charter shall be the operative certificate of incorporation of Loral.

Also, pursuant to the Implementing Order, upon effectiveness of the Implementing Order, the Amended and Restated Bylaws of Loral dated February 27, 2007 will be rescinded and shall be of no further force and effect, and the operative bylaws of Loral shall be the Amended and Restated Bylaws of Loral, in the form attached as Exhibit B to the Implementing Order and attached hereto as Exhibit 99.3.

The Implementing Order will become effective upon entry of a further order of the Court resolving applications for attorneys’ fees and expenses to be made by attorneys for the plaintiffs in the litigation. The Court has scheduled a hearing on this matter for December 22, 2008.

Item 9.01 Financial Statements and Exhibits.

99.1 Implementing Order of the Court of Chancery of the State of Delaware dated November 10, 2008.

99.2 Form of Amended and Restated Certificate of Incorporation to be filed within five business days of effectiveness of Implementing Order.

99.3 Form of Amended and Restated Bylaws to become effective upon effectiveness of Implementing Order.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loral Space & Communications Inc.

November 12, 2008	By:	Avi Katz

Name: Avi Katz
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Implementing Order of the Court of Chancery of the State of Delaware dated November 10, 2008
99.2	Form of Amended and Restated Certificate of Incorporation to be filed within five business days of effectiveness of Implementing Order
99.3	Form of Amended and Restated Bylaws to become effective upon effectiveness of Implementing Order